UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – June 19, 2014

Energy Future Holdings Corp.

(Exact name of registrant as specified in its charter)

Texas	1-12833	46-2488810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Intermediate Holding Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34544	26-1191638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Future Competitive Holdings Company LLC

(Exact name of registrant as specified in its charter)

Delaware	1-34543	75-1837355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201

(Address of principal executive offices, including zip code)

214-812-4600

(Registrants’ telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On April 29, 2014, Energy Future Holdings Corp. (“EFH Corp.”) and the substantial majority of its direct and indirect subsidiaries, including Energy Future Intermediate Holding Company LLC (“EFIH”), Energy Future Competitive Holdings Company LLC (“EFCH”) and Texas Competitive Electric Holdings Company LLC (“TCEH”) (collectively, the “Reorganizing Entities”), but excluding Oncor Electric Delivery Holdings Company LLC and its direct and indirect subsidiaries (the “Oncor Ring-Fenced Entities”), filed voluntary petitions for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Bankruptcy Filing (the “Chapter 11 Cases”), the Reorganizing Entities will operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

EFH Corp. is filing all of the information contained in this Current Report on Form 8-K. EFIH is filing only the information contained in Item 1.01, Item 2.03 and Exhibits 10(a), 10(b) and 10(c) of Item 9.01 of this Current Report on Form 8-K and is furnishing the information under the heading “TCEH DIP Amendments Disclosures” in Item 7.01 and Exhibits 10(d) and 10(e) of Item 9.01 of this Current Report on Form 8-K. EFCH is filing only the information contained in Item 8.01 and Exhibits 10(d) and 10(e) of Item 9.01 of this Current Report on Form 8-K and is furnishing the information under the heading “EFIH First Lien Disclosures” in Item 7.01 and Exhibits 10(a), 10(b) and 10(c) of Item 9.01 of this Current Report on Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement.

EFIH First Lien Settlement

As previously disclosed, on May 6, 2014, EFIH and EFIH Finance Inc. (together, the “EFIH Debtors”), a direct, wholly owned subsidiary of EFIH, commenced an offer (the “EFIH First Lien Exchange Offer”) to qualified holders of the EFIH Debtors’ 6.875% Senior Secured Notes due 2017 (the “EFIH 6.875% First Lien Notes”) and 10.00% Senior Secured Notes due 2020 (the “EFIH 10.00% First Lien Notes,” and together with the EFIH 6.875% First Lien Notes, the “EFIH First Lien Notes”) to voluntarily settle the EFIH Debtors’ obligations under the EFIH First Lien Notes held by such holders (the “EFIH First Lien Non-RSA Settlement). On June 6, 2014, the Bankruptcy Court issued an order (the “Bankruptcy Court Order”) approving such settlement and the EFIH First Lien DIP Facility (as defined below). As a result, pursuant to such settlement, on June 19, 2014, (i) each holder of EFIH First Lien Notes that validly tendered its EFIH First Lien Notes prior to 5:00 p.m., New York City time, on May 19, 2014, the early participation date in the EFIH First Lien Exchange Offer, accepted and received as payment in full of any claims arising out of its EFIH First Lien Notes, a principal amount of loans under the EFIH First Lien DIP Facility equal to 105.0% of the principal amount of the EFIH First Lien Notes held by such holder plus 101% of the accrued and unpaid interest through June 19, 2014 at the non-default rate on such principal and (ii) each holder that validly tendered its EFIH First Lien Notes after the early participation date and prior to 11:59 p.m., New York City time, on June 11, 2014, the expiration date of the EFIH First Lien Exchange Offer, accepted and received as payment in full of any claims arising out of its EFIH First Lien Notes, a principal amount of loans under the EFIH First Lien DIP Facility equal to 103.25% of the principal amount of the EFIH First Lien Notes held by such holder plus 101% of the accrued and unpaid interest through June 19, 2014 at the non-default rate on such principal. Approximately $0.42 billion of EFIH First Lien Notes (approximately 10% of the outstanding EFIH First Lien Notes) were exchanged and settled in connection with the EFIH First Lien Exchange Offer.

In addition, as previously disclosed, pursuant to the Restructuring Support and Lock-Up Agreement, dated April 28, 2014 (as amended), to which the EFIH Debtors are a party, certain holders of EFIH First Lien Notes (such holders, the “RSA EFIH First Lien Note Parties”) holding, in the aggregate, approximately $1.26 billion of EFIH First Lien Notes (approximately 32% of the outstanding EFIH First Lien Notes) agreed to voluntary settlements with respect to the EFIH Debtors’ obligations under the EFIH First Lien Notes held by the RSA EFIH First Lien Note Parties (the “EFIH First Lien RSA Settlement,” and together with the EFIH First Lien Non-RSA Settlement, the “EFIH First Lien Settlement”). The Bankruptcy Court Order also approved the EFIH First Lien RSA Settlement. As a result, pursuant to the EFIH First Lien RSA Settlement, on June 19, 2014, each RSA EFIH First Lien Note Party accepted and received as payment in full of any claims arising out of its EFIH First Lien Notes, a principal amount of loans under the EFIH First Lien DIP Facility equal to 105.0% of the principal amount of the EFIH First Lien Notes held by such RSA EFIH First Lien Note Party plus 101% of the accrued and unpaid interest (including, with respect to the EFIH 6.875% First Lien Notes and certain of the EFIH 10.00% First Lien Notes, additional interest required under the related registration rights agreements) through June 19, 2014 at the non-default rate on such principal.

EFIH First Lien DIP Facility

On June 19, 2014, the EFIH Debtors entered into a $5.4 billion first-lien debtor-in-possession financing facility (the “EFIH First Lien DIP Facility”) with the lenders party thereto and Deutsche Bank AG New York Branch, as administrative and collateral agent. Approximately $1.8 billion of loans issued under the EFIH First Lien DIP Facility were issued directly to holders of EFIH First Lien Notes in exchange for such notes in the EFIH First Lien Settlement. The remaining loans issued under the EFIH First Lien DIP Facility were issued for cash, and the net proceeds of such issuance totaled approximately $3.6 billion. Approximately $2.4 billion of such net cash proceeds were used to repay, pursuant to the Bankruptcy Court Order, on June 19, 2014, all remaining outstanding EFIH First Lien Notes (including accrued but unpaid interest at the non-default contract rate) held by the non-settling holders of EFIH First Lien Notes (without the payment of any alleged premium, makewhole or similar amount). The remaining net cash proceeds (approximately $1.1 billion) will be held by EFIH and are expected to be used, together with the net cash proceeds of the proposed offering of second lien subordinated debtor-in-possession notes by the EFIH Debtors and cash on hand, subject to the approval of the Bankruptcy Court, for the EFIH Debtors’ proposed and previously disclosed settlement and repayment of their second lien notes and for other general corporate purposes.

The principal amounts outstanding under the EFIH First Lien DIP Facility will bear interest based on applicable LIBOR or base rates plus 3.25% or as otherwise provided in the EFIH First Lien DIP Facility. The EFIH First Lien DIP Facility will mature on June 19, 2016. The EFIH First Lien DIP Facility is a non-amortizing loan that may, subject to certain limitations, be voluntarily prepaid by the EFIH Debtors, in whole or in part, without any premium or penalty.

The EFIH Debtors’ obligations under the EFIH First Lien DIP Facility are secured by a first priority lien covering substantially all of EFIH’s assets, rights and properties (the “Collateral”), subject to certain exceptions set forth in the EFIH First Lien DIP Facility. The EFIH First Lien DIP Facility provides that all obligations thereunder constitute administrative expenses in the Chapter 11 Cases, with administrative priority and senior secured status under Section 364(c) and 364(d) of the Bankruptcy Code and, subject to certain exceptions set forth in the EFIH First Lien DIP Facility, will have priority over any and all administrative expense claims, unsecured claims and costs and expenses in the Chapter 11 Cases.

The EFIH First Lien DIP Facility provides for affirmative and negative covenants applicable to the EFIH Debtors, including affirmative covenants requiring the EFIH Debtors to provide financial information, budgets and other information to the agents under the EFIH First Lien DIP Facility, and negative covenants restricting the EFIH Debtors’ ability to incur additional indebtedness, grant liens, dispose of assets, pay dividends or take certain other actions, in each case except as permitted in the EFIH First Lien DIP Facility. The EFIH First Lien DIP Facility also includes a minimum liquidity covenant pursuant to which EFIH cannot allow the amount of its unrestricted cash (as defined in the EFIH First Lien DIP Facility) to be less than $150 million. The Oncor Ring-Fenced Entities are not restricted subsidiaries for purposes of the EFIH First Lien DIP Facility.

The EFIH First Lien DIP Facility provides for certain customary events of default, including events of default resulting from non-payment of principal, interest or other amounts when due, material breaches of representations and warranties, material breaches of covenants in the EFIH First Lien DIP Facility or ancillary loan documents, cross-defaults under other agreements or instruments and the entry of material judgments against EFIH. Upon the existence of an event of default, the EFIH First Lien DIP Facility provides that all principal, interest and other amounts due thereunder will become immediately due and payable, either automatically or at the election of specified lenders.

The EFIH First Lien DIP Facility permits, subject to certain terms, conditions and limitations set forth in the EFIH First Lien DIP Facility, the EFIH Debtors to incur incremental junior lien subordinated debt in an aggregate amount not to exceed $3 billion.

The above description of the EFIH First Lien DIP Facility is qualified in its entirety by reference to the EFIH First Lien DIP Facility, which is attached hereto as Exhibit 10(a) and incorporated herein by reference.

Security Documents

In connection with the consummation of the EFIH First Lien DIP Facility, the EFIH Debtors entered into a first lien pledge agreement (the “Pledge Agreement”) and a first lien security agreement (the “Security Agreement”), each dated as of June 19, 2014, to reflect the pledge by the EFIH Debtors of the Collateral in favor of Deutsche Bank AG New York Branch, in its capacity as collateral agent, for the benefit of the lenders and other secured parties under the EFIH First Lien DIP Facility.

The above description of the Pledge Agreement and the Security Agreement is qualified in its entirety by reference to the Pledge Agreement and the Security Agreement, which are attached hereto as Exhibits 10(b) and 10(c), respectively, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the headings “EFIH First Lien DIP Facility” and “Security Documents” in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

EFIH First Lien Disclosures

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

TCEH DIP Amendments Disclosures

The information set forth under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 8.01 Other Events.

Amendments to the TCEH DIP Credit Agreement

On May 5, 2014, EFCH, TCEH, and the subsidiaries of TCEH that are Debtors in the Chapter 11 Cases (the “TCEH Debtors”), entered into a Senior Secured, Super-Priority Credit Agreement with the lenders party thereto and Citibank, N.A., as administrative and collateral agent (the “TCEH DIP Credit Agreement”). The TCEH DIP Credit Agreement is filed as an exhibit to the Current Report on Form 8-K filed by EFH Corp., EFIH and EFCH with the Securities and Exchange Commission on May 7, 2014.

On May 13, 2014, the TCEH Debtors entered into the First Amendment to the TCEH DIP Credit Agreement (the “First TCEH DIP Amendment”), which included, among other things (defined terms used in the description below have the meanings assigned to them in the First TCEH DIP Amendment), amendments to the definitions of Applicable ABR Margin and Applicable LIBOR Margin and a reduction of the minimum amount for certain assignments.

On June 12, 2014, the TCEH Debtors entered into the Second Amendment to the TCEH DIP Credit Agreement (the “Second TCEH DIP Amendment”), which included, among other things (defined terms used in the description below have the meanings assigned to them in the Second TCEH DIP Amendment), amendments to the definitions of Acceptable Reorganization Plan, Disclosure Statement, and Excluded Collateral, amendments to provisions related to certain bankruptcy-related matters and related amendments to the Security Agreement for the benefit of the secured parties under the TCEH DIP Credit Agreement.

The above description of the First TCEH DIP Amendment and Second TCEH DIP Amendment is qualified in its entirety by reference to the First TCEH DIP Amendment and Second TCEH DIP Amendment, which are attached hereto as Exhibits 10(d) and 10(e), respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10(a)	Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of June 19, 2014, among the EFIH Debtors, the lenders party thereto, Deutsche Bank AG New York Branch, as Administrative Agent and Collateral Agent, Citibank, N.A., Bank of America, N.A. and Morgan Stanley Senior Funding, Inc., as Co-Syndication Agents, Barclays Bank PLC, Royal Bank of Canada and Union Bank, N.A., as Co-Documentation Agents, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, RBC Capital Markets and Union Bank, N.A., as Joint Lead Arrangers and Joint Bookrunners, and Loop Capital Markets, LLC and Williams Capital Group, LLC, as Co-Managers.

10(b)	Pledge Agreement, dated as of June 19, 2014, by and among the EFIH Debtors and Deutsche Bank AG New York Branch, as collateral agent.

10(c)	Security Agreement, dated as of June 19, 2014, by and among the EFIH Debtors and Deutsche Bank AG New York Branch, as collateral agent.

10(d)	Amendment No. 1 to the TCEH DIP Credit Agreement, dated May 13, 2014, among the TCEH Debtors and the other parties thereto.

10(e)	Amendment No. 2 to the TCEH DIP Credit Agreement, dated June 12, 2014, among the TCEH Debtors and the other parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENERGY FUTURE HOLDINGS CORP.

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE INTERMEDIATE HOLDING COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

ENERGY FUTURE COMPETITIVE HOLDINGS COMPANY LLC

/s/ Stanley J. Szlauderbach
Name: Stanley J. Szlauderbach
Title: Senior Vice President & Controller

Dated: June 25, 2014